MERRILL LYNCH
CALIFORNIA
INSURED
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
August 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                              #16575 -- 8/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch California Insured Municipal Bond Fund   August 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended August 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields lower. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to 5.49%, their lowest level since early 1994.

However, during August the fixed-income markets retraced a part of their earlier gains. Investors and traders developed new fears that domestic economic growth would reaccelerate during the remainder of the calendar year and cause the Federal Reserve Board to raise interest rates prior to 1998. During August, long-term US Treasury bond yields increased by approximately 30 basis points to end the period at 6.61%. Long-term, tax-exempt revenue bond yields rose by approximately 20 basis points to end the August 31, 1997 period at 5.60%. Over the last six months, the overall positive combination of moderate economic growth and minimal inflation fostered a decline in long-term US Treasury bond yields of approximately 20 basis points, while long-term municipal bond yields fell approximately 25 basis points.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended August 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 12% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended August 31, 1997, new long-term, tax-exempt bond issuance totaled approximately $55 billion, an increase of over 25% versus the August 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the lower interest rate levels. Should interest rates stabilize, we expect investor demand to increase once again. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued attraction of the US equity market, much of these assets should be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking ahead, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance is largely borrowed from financings that originally were scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will preclude any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and meaningful deterioration, we are likely to view any increase in municipal bond yields as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
As 1997 began, Treasury bond yields rose in excess of 7% as an improving economy caused inflationary concerns to mount. We identified this level as the lower price end of the trading range and began buying long-term municipal bonds.

One interesting note during the fiscal year was that municipal bonds outperformed Treasury issues. This was most likely caused by a decreased amount of issuance in a year where many municipal bonds were redeemed, or called from the marketplace.

A rally into the six months ended August 31, 1997 brought municipal interest rates back down to levels where they historically lose retail support. In our experience, professional traders and arbitrageurs normally account for most trading activity at these prices. When this occurred, we reduced the Fund's exposure to the long-term end of the market, protecting net asset valuation. We presently expect to maintain this position until the Federal Reserve Board completes its tightening phase and a more sustained drop in yields can be forecast. During the fiscal year, our strategy benefited the Fund's total return, enabling Class A Shares to achieve an above California insured municipal bond fund industry average of 8.84%. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 -- 6 of this report to shareholders.)

Portfolio Strategy
During the past several months, the municipal market was characterized by enormous volatility within an abnormally tight trading range. Lack of significant primary supply, combined with an equally disinterested demand side at low interest rates created a stagnant marketplace where a low volume of activity fostered inefficient price movements. During the six months ended August 31, 1997, our portfolio strategy was aimed at identifying and capturing the relevant municipal bond trading range that corresponds to Treasury bond yields ranging from 7% to 6.50%. When Treasury yields are at these levels, municipal bonds tend to have a corresponding range of 5.50% -- 5.90%. We presently aim to buy municipal bonds when yields approach the 5.90% level and sell when they reach the latter level. During the August period, this formula worked well on several occasions. We remain focused on achieving as high a level of income as possible. To this end, we seek to invest in higher-yielding California bonds that comply with the Fund's credit constraints. We are currently neutral on the prospects for the fixed-income market, with a bias toward becoming more aggressively postured as interest rates move higher in anticipation of another possible Federal Funds rate increase this fall. Should this event provide us with a buying opportunity, we would expect to reenter the insured California bond market by extending the Fund's duration, since the municipal bond market's prospects appear very favorable for 1998.

In Conclusion
We appreciate your investment in Merrill Lynch California Insured
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

October 2, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                              12 Month         3 Month
                                             8/31/97         5/31/97         8/31/96          % Change        % Change
Class A Shares*                              $10.25          $10.04           $9.84            +4.17%           +2.09%
Class B Shares*                               10.25           10.04            9.84            +4.17            +2.09
Class C Shares*                               10.24           10.03            9.84            +4.07            +2.09
Class D Shares*                               10.26           10.04            9.85            +4.16            +2.19
Class A Shares -- Total Return*                                                                +9.50(1)         +3.35(2)
Class B Shares -- Total Return*                                                                +8.95(3)         +3.22(4)
Class C Shares -- Total Return*                                                                +8.74(5)         +3.19(6)
Class D Shares -- Total Return*                                                                +9.39(7)         +3.42(8)
Class A Shares -- Standardized 30-day Yield    3.98%
Class B Shares -- Standardized 30-day Yield    3.64%
Class C Shares -- Standardized 30-day Yield    3.54%
Class D Shares -- Standardized 30-day Yield    3.89%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.504 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.453 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.110 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.443 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.108 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.494 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.121 per share ordinary income dividends.




[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Total Return Based on a $10,000 Investment--Class A Shares and Class B
Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            2/26/93**          8/97

ML California Insured Municipal Bond +
Fund -- Class A Shares*                      $9,600          $12,477

ML California Insured Municipal Bond +
Fund -- Class B Shares*                     $10,000          $12,704

Lehman Brothers Municipal Bond Index++      $10,000          $13,091


Total Return Based on a $10,000 Investment--Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                           10/21/94**          8/97

ML California Insured Municipal Bond +
Fund -- Class C Shares*                     $10,000          $12,714

ML California Insured Municipal Bond +
Fund -- Class D Shares*                      $9,600          $12,410

Lehman Brothers Municipal Bond Index++      $10,000          $12,932

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
 + ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.



Average Annual Total Return

                            % Return Without       % Return With
                              Sales Charge         Sales Charge**
Class A Shares*
Year Ended 6/30/97                +9.50%               +5.12%
Inception (2/26/93)
through 6/30/97                   +5.76                +4.77

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                % Return              % Return
                              Without CDSC           With CDSC**
Class B Shares*
Year Ended 6/30/97                +8.95%               +4.95%
Inception (2/26/93)
through 6/30/97                   +5.23                +5.23

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return              % Return
                              Without CDSC           With CDSC**
Class C Shares*
Year Ended 6/30/97                +8.96%               +7.96%
Inception (10/21/94)
through 6/30/97                   +8.64                +8.64

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                           % Return Without        % Return With
                             Sales Charge          Sales Charge**
Class D Shares*
Year Ended 6/30/97                +9.50%               +5.12%
Inception (10/21/94)
through 6/30/97                   +9.24                +7.60

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Performance Summary -- Class A Shares

                                    Net Asset Value              Capital Gains
Period Covered                 Beginning         Ending           Distributed           Dividends Paid*          % Change**
2/26/93 -- 12/31/93             $10.00           $10.25               --                    $0.450                + 7.18%
1994                             10.25             8.97               --                     0.518                - 7.54
1995                              8.97            10.10               --                     0.514                +18.73
1996                             10.10            10.09               --                     0.510                + 5.17
1/1/97-- 8/31/97                 10.09            10.25               --                     0.327                + 5.02
                                                                                      Total $2.319
                                                                         Cumulative total return as of 8/31/97:  + 29.97%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                    Net Asset Value              Capital Gains
Period Covered                 Beginning         Ending           Distributed           Dividends Paid*          % Change**
2/26/93 -- 12/31/93             $10.00           $10.26               --                    $0.407               + 6.83%
1994                             10.26             8.98               --                     0.471               - 7.99
1995                              8.98            10.11               --                     0.465               +18.12
1996                             10.11            10.10               --                     0.460               + 4.64
1/1/97-- 8/31/97                 10.10            10.25               --                     0.294               + 4.57
                                                                                      Total $2.097
                                                                         Cumulative total return as of 8/31/97:  +27.04%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                    Net Asset Value              Capital Gains
Period Covered                 Beginning         Ending           Distributed           Dividends Paid*          % Change**
10/21/94 -- 12/31/94            $9.19            $8.97                --                    $0.091               - 1.38%
1995                             8.97            10.09                --                     0.455               +17.90
1996                            10.09            10.09                --                     0.450               + 4.64
1/1/97-- 8/31/97                10.09            10.24                --                     0.287               + 4.50
                                                                                      Total $1.283
                                                                         Cumulative total return as of 8/31/97:  +27.14%**
*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                    Net Asset Value              Capital Gains
Period Covered                 Beginning         Ending           Distributed           Dividends Paid*          % Change**
10/21/94 -- 12/31/94            $9.19            $8.98                --                    $0.101               - 1.16%
1995                             8.98            10.11                --                     0.505               +18.60
1996                            10.11            10.10                --                     0.501               + 5.07
1/1/97-- 8/28/97                10.10            10.26                --                     0.320               + 4.95
                                                                                      Total $1.427
                                                                        Cumulative total return as of 8/31/97:  + 29.27%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Merrill Lynch California Insured Municipal Bond Fund                                                           August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P          Moody's       Face                                                                                      Value
Ratings      Ratings       Amount                           Issue                                                  (Note 1a)

California -- 96.3%
AAA          Aaa          $1,000     Anaheim, California, Public Financing Authority, Tax Allocation
                                     Revenue Bonds, RITES, 9.12% due 12/28/2018 (d)(e)                              $1,179
AAA          Aaa           1,290     California Fairs Financing Authority Revenue Bonds, 6.50% due 7/01/2011
                                     (f)                                                                             1,399
AA -         Aa            1,965     California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due
                                     8/01/2026                                                                       2,102
                                     California Health Facilities Financing Authority Revenue Bonds, Series A:
BB           Aaa           2,000     Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (g)               2,206
AAA          Aaa           2,000     (Scripps Memorial Hospital), 6.375% due 10/01/2022 (d)(h)                       2,170
A1           NR*             300     California Pollution Control Financing Authority, PCR, Refunding (Pacific
                                     Gas and Electric Co.), VRDN, AMT, Series G, 3.50% due 2/01/2016 (a)               300
NR*          P1              100     California Pollution Control Financing Authority, Resource Recovery
                                     Revenue Refunding Bonds (Ultra Power Malaga Project), VRDN, AMT, Series B,
                                     3.55% due 4/01/2017 (a)                                                           100
                                     California State Public Works Board, Lease Revenue Bonds, Series A (g):
A            Aaa           2,000     (Department of Corrections -- Monterey County Soledad II), 7% due
                                     11/01/2004                                                                      2,345
AAA          Aaa           2,000     (Various University of California Projects), 6.40% due 12/01/2002 (b)           2,234
AAA          Aaa           2,500     California State, Veterans' Bonds, AMT, UT, Series BD, BE and BF, 6.375%
                                     due 2/01/2027 (b)                                                               2,570
NR*          Aa2             300     California Statewide Community Development Authority, Solid Waste
                                     Facilities Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 3.50%
                                     due 12/15/2024 (a)                                                                300
AAA          Aaa           1,200     Cucamonga County, California, Water District Facilities Refinancing Bonds,
                                     COP, 6.50% due 9/01/2022 (c)                                                    1,301
AAA          Aaa           2,000     East Bay, California, Municipal Utilities District, Water System Revenue
                                     Bonds, 6.50% due 6/01/2004 (b)(g)                                               2,272
AAA          Aaa           4,000     El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                                     Redevelopment Project), 6.60% due 10/01/2022 (b)                                4,369
AAA          Aaa           2,500     Fresno, California, Sewer Revenue Bonds (Fowler Avenue Project), Series A,
                                     6.25% due 8/01/2011 (b)                                                         2,684
AAA          Aaa           2,500     Industry, California, Urban Development Agency Refunding Bonds
                                     (Transportation District Industrial Redevelopment Project 2), 6.50% due
                                     11/01/2016 (d)                                                                  2,739
AAA          Aaa           1,795     Los Angeles, California, Convention and Exhibition Center Authority, Lease
                                     Revenue Refunding Bonds, Series A, 5.125% due 8/15/2021 (d)                     1,701
A+           Aa3           4,000     Los Angeles, California, Department of Water and Power, Electric Plant
                                     Revenue Refunding Bonds, 6.375% due 2/01/2020                                   4,277
                                     Los Angeles, California, Harbor Department Revenue Bonds, AMT:
AAA          Aaa           2,000     RITR, 8.795% due 11/01/2026 (d)(e)                                              2,375
AAA          Aaa           2,000     Series B, 6.625% due 8/01/2019 (b)                                              2,167
AAA          Aaa           2,000     Los Angeles, California, Wastewater Systems Revenue Bonds, Series D,
                                     6.70% due 12/01/2000 (d)(g)                                                     2,193
AAA          Aaa           1,000     Mesa, California, Consolidated Water District, COP (Water Project), 6.375%
                                     due 3/15/2012 (c)                                                               1,072
AAA          Aaa           2,140     Mount Diablo, California, Unified School District, Community Facilities
                                     -- Special District Tax No. 1, 6.30% due 8/01/2022 (b)                          2,319
AAA          Aaa           2,500     Mountain View, California, Capital Improvements Financing Authority Revenue
                                     Bonds (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                    2,715
AAA          Aaa           3,500     Northern California Public Power Agency, Revenue Refunding Bonds
                                     (Hydroelectric Project No. 1), Series A, 6.25% due 7/01/2012 (d)                3,778
AAA          Aaa           3,000     Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019
                                     (c)                                                                             3,342
AAA          Aaa           1,500     Rancho, California, Water District Financing Authority, Revenue Refunding
                                     Bonds, 6.25% due 8/01/2012 (c)                                                  1,607
                                     Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA          Aaa           2,000     INFLOS, 8.868% due 8/15/2018 (c)(e)                                             2,307
AAA          Aaa           3,000     Series B, 6.375% due 8/15/2002 (d)(g)                                           3,333
                                     San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                                     Bonds (c):
AAA          Aaa           2,000     5% due 5/15/2020                                                                1,876
AAA          Aaa           1,500     Series B, 5.25% due 5/15/2027                                                   1,445
                                     San Francisco, California, City and County Airport Commission, International
                                     Airport, Revenue Refunding Bonds, Second Series:
AAA          Aaa           3,750     First Issue, 6.50% due 5/01/2013 (b)                                            4,090
AAA          Aaa           2,500     Second Issue, 6.75% due 5/01/2020 (d)                                           2,784
AAA          Aaa           2,000     Santa Rosa, California, Wastewater Revenue Refunding Bonds (Subregional
                                     Water Project), Series A, 5% due 9/01/2022 (c)                                  1,878
                                     Stockton, California, Revenue, COP (Wastewater Treatment Plant Expansion),
                                     Series A (c):
AAA          Aaa           2,500     6.70% due 9/01/2014                                                             2,790
AAA          Aaa           2,500     6.80% due 9/01/2024                                                             2,795
AAA          Aaa           2,000     Truckee - Donner, California, Public Utility District, COP (Water System
                                     Improvement Project), 6.75% due 11/15/2001 (d)(g)                               2,233
AAA          Aaa           3,685     University of California Revenue Bonds (Multiple Purpose Projects),
                                     Series D, 6.30% due 9/01/2015 (d)                                               3,997
AAA          Aaa           1,100     University of California Revenue Bonds, RITR, Series 13, 9.17% due
                                     9/01/2019 (d)(e)                                                                1,283

Total Investments (Cost -- $83,789) -- 96.3%                                                                        88,627

Variation Margin on Financial Futures Contracts** -- 0.0%                                                              (24)

Other Assets Less Liabilities -- 3.7%                                                                                3,455
                                                                                                                 ---------
Net Assets -- 100.0%                                                                                               $92,058
                                                                                                                 =========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate is effect at August 31, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
(f) FSA Insured.
(g) Prerefunded.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
*   Not Rated.
**  Financial futures contracts purchased as of August 31, 1997 were as follows:
                                                       (in Thousands)
                                                              Value
Number of                               Expiration           (Notes
Contracts           Issue                  Date              1a & 1b)

40           Municipal Bond Index      December 1997          $4,713
Total Financial Futures Contracts Purchased
(Total Contract Price -- $4,689)                              $4,713
                                                             =======

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.




PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
INFLOS Inverse Floating Rate Municipal Bonds
PCR    Pollution Control Revenue Bonds
RITES  Residual Interest Tax-Exempt Securities
RITR   Residual Interest Trust Receipts
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $83,789,452) (Note 1a)                       $88,626,832
                      Cash                                                                                        48,072
                      Receivables:
                      Securities sold                                                       $3,983,670
                      Interest                                                               1,354,911
                      Beneficial interest sold                                                 115,004         5,453,585
                                                                                           -----------
                      Deferred organization expenses (Note 1e)                                                     5,580
                      Prepaid registration and other assets (Note 1e)                                             40,551
                                                                                                            ------------
                      Total assets                                                                            94,174,620
                                                                                                            ------------

Liabilities:          Payables:
                      Securities purchased                                                   1,692,972
                      Beneficial interest redeemed                                             115,633
                      Dividends to shareholders (Note 1f)                                       78,557
                      Investment adviser (Note 2)                                               35,972
                      Distributor (Note 2)                                                      33,837
                      Variation margin (Note 1b)                                                23,750         1,980,721
                                                                                           -----------
                      Accrued expenses and other liabilities                                                     136,094
                                                                                                            ------------
                      Total liabilities                                                                        2,116,815
                                                                                                            ------------

Net Assets:           Net assets                                                                             $92,057,805
                                                                                                            ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:           number of shares authorized                                                               $121,365
                      Class B Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                676,343
                      Class C Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                 52,334
                      Class D Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                 48,155
                      Paid-in capital in excess of par                                                        89,111,616
                      Accumulated realized capital losses on investments -- net (Note 5)                      (2,813,138)
                      Unrealized appreciation on investments -- net                                            4,861,130
                                                                                                            ------------
                      Net assets                                                                             $92,057,805
                                                                                                            ============

Net Asset Value:      Class A -- Based on net assets of $12,437,427 and 1,213,650 shares of
                      beneficial interest outstanding                                                             $10.25
                                                                                                            ============
                      Class B -- Based on net assets of $69,320,188 and 6,763,433 shares of
                      beneficial interest outstanding                                                             $10.25
                                                                                                            ============
                      Class C -- Based on net assets of $5,361,183 and 523,342 shares of
                      beneficial interest outstanding                                                             $10.24
                                                                                                            ============
                      Class D -- Based on net assets of $4,939,007 and 481,550 shares of
                      beneficial interest outstanding                                                             $10.26
                                                                                                            ============

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                         For the Year Ended
                                                                                                            August 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                $5,411,269
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                 $525,625
                      Account maintenance and distribution fees -- Class B (Note 2)      359,250
                      Accounting services (Note 2)                                        86,203
                      Registration fees (Note 1e)                                         80,516
                      Professional fees                                                   51,573
                      Printing and shareholder reports                                    38,488
                      Account maintenance and distribution fees -- Class C (Note 2)       31,088
                      Transfer agent fees -- Class B (Note 2)                             22,281
                      Custodian fees                                                      13,474
                      Amortization of organization expenses (Note 1e)                     11,443
                      Pricing fees                                                         7,061
                      Account maintenance fees -- Class D (Note 2)                         4,693
                      Transfer agent fees -- Class A (Note 2)                              3,385
                      Trustees' fees and expenses                                          3,149
                      Transfer agent fees -- Class C (Note 2)                              1,585
                      Transfer agent fees -- Class D (Note 2)                              1,143
                      Other                                                                4,850
                                                                                      ----------
                      Total expenses before reimbursement                              1,245,807
                      Reimbursement of expenses (Note 2)                                (238,835)
                                                                                      ----------
                      Total expenses after reimbursement                                                       1,006,972
                                                                                                              ----------
                      Investment income -- net                                                                 4,404,297
                                                                                                              ----------

Realized &            Realized gain on investments -- net                                                      1,351,724
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                  2,532,891
Investments -- Net                                                                                            ----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                    $8,288,912
                                                                                                              ==========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                                1997                1996
Operations:            Investment income -- net                                                $4,404,297         $4,511,142
                       Realized gain on investments -- net                                      1,351,724            605,747
                       Change in unrealized appreciation on investments -- net                  2,532,891          1,181,849
                                                                                              -----------        -----------
                       Net increase in net assets resulting from operations                     8,288,912          6,298,738
                                                                                              -----------        -----------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                   (695,974)          (752,385)
(Note 1f):             Class B                                                                 (3,248,319)        (3,437,910)
                       Class C                                                                   (228,905)          (161,469)
                       Class D                                                                   (231,099)          (159,378)
                                                                                              -----------        -----------
                       Net decrease in net assets resulting from dividends to shareholders     (4,404,297)        (4,511,142)
                                                                                              -----------        -----------

Beneficial Interest    Net increase (decrease) in net assets derived from beneficial
Transactions           interest transactions                                                   (8,506,453)         5,394,929
(Note 4):                                                                                     -----------        -----------

Net Assets:            Total increase (decrease) in net assets                                 (4,621,838)         7,182,525
                       Beginning of year                                                       96,679,643         89,497,118
                                                                                              -----------        -----------
                       End of year                                                            $92,057,805        $96,679,643
                                                                                              ===========        ===========

                       See Notes to Financial Statements.






Financial Highlights

                                                                                          Class A
                                                                                                                      For the
                                                                                                                       Period
                                                                                                                       Feb. 26,
The following per share data and ratios have been derived                                                             1993+ to
from information provided in the financial statements.                      For the Year Ended August 31,              Aug. 31,
                                                                  1997         1996          1995          1994          1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period        $9.84        $9.65         $9.54        $10.23        $10.00
Operating                                                    ---------    ---------     ---------     ---------     ---------
Performance:         Investment income -- net                      .50          .52           .52           .51           .24
                     Realized and unrealized gain (loss) on
                     investments -- net                            .41          .19           .11          (.65)          .23
                                                             ---------    ---------     ---------     ---------     ---------
                     Total from investment operations              .91          .71           .63          (.14)          .47
                                                             ---------    ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                     Investment income -- net                     (.50)        (.52)         (.52)         (.51)         (.24)
                     In excess of realized gain on
                     investments -- net                             --           --            --          (.04)           --
                                                             ---------    ---------     ---------     ---------     ---------
                     Total dividends and distributions            (.50)        (.52)         (.52)         (.55)         (.24)
                                                             ---------    ---------     ---------     ---------     ---------
                     Net asset value, end of period             $10.25        $9.84         $9.65         $9.54        $10.23
                                                             =========    =========     =========     =========     =========

Total Investment     Based on net asset value per share           9.50%        7.44%         6.94%        (1.44%)        4.81%++++
Return:**                                                    =========    =========     =========     =========     =========

Ratios to Average    Expenses, net of reimbursement                .63%         .49%          .47%          .33%          .14%*
Net Assets:                                                  =========    =========     =========     =========     =========
                     Expenses                                      .89%         .85%          .87%          .96%         1.06%*
                                                             =========    =========     =========     =========     =========
                     Investment income -- net                     5.03%        5.20%         5.53%         5.16%         4.80%*
                                                             =========    =========     =========     =========     =========
Supplemental         Net assets, end of period
Data:                (in thousands)                            $12,438      $14,183       $14,204       $15,946       $17,105
                                                             =========    =========     =========     =========     =========
                     Portfolio turnover                          67.28%       87.77%        61.53%        93.04%        74.26%
                                                             =========    =========     =========     =========     =========
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of Operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




                                                                                          Class B
                                                                                                                       For the
                                                                                                                       Period
                                                                                                                       Feb. 26,
The following per share data and ratios have been derived                                                             1993+ to
from information provided in the financial statements.                      For the Year Ended August 31,              Aug. 31,
                                                                  1997         1996          1995          1994          1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period        $9.84        $9.65         $9.54        $10.23        $10.00
Operating                                                    ---------    ---------     ---------     ---------     ---------
Performance:
                     Investment income -- net                      .45          .47           .48           .46           .22
                     Realized and unrealized gain (loss) on
                     investments -- net                            .41          .19           .11          (.65)          .23
                                                             ---------    ---------     ---------     ---------     ---------
                     Total from investment operations              .86          .66           .59          (.19)          .45
                                                             ---------    ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                     Investment income -- net                     (.45)        (.47)         (.48)         (.46)         (.22)
                     In excess of realized gain on
                     investments -- net                             --           --            --          (.04)           --
                                                             ---------    ---------     ---------     ---------     ---------
                     Total dividends and distributions            (.45)        (.47)         (.48)         (.50)         (.22)
                                                             ---------    ---------     ---------     ---------     ---------
                     Net asset value, end of period             $10.25        $9.84         $9.65         $9.54        $10.23
                                                             =========    =========     =========     =========     =========

Total Investment     Based on net asset value per share           8.95%        6.89%         6.38%        (1.93%)        4.56%++++
Return:**                                                    =========    =========     =========     =========     =========

Ratios to Average    Expenses, net of reimbursement               1.14%         .99%          .97%          .83%          .64%*
Net Assets:                                                  =========    =========     =========     =========     =========
                     Expenses                                     1.39%        1.36%         1.38%         1.48%         1.56%*
                                                             =========    =========     =========     =========     =========
                     Investment income -- net                     4.52%        4.69%         5.02%         4.67%         4.31%*
                                                             =========    =========     =========     =========     =========

Supplemental         Net assets, end of period
Data:                (in thousands)                            $69,320      $73,292       $71,670       $74,982       $72,861
                                                             =========    =========     =========     =========     =========
                     Portfolio turnover                          67.28%       87.77%        61.53%        93.04%        74.26%
                                                             =========    =========     =========     =========     =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of Operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




                                                                    Class C                               Class D
                                                                                   For the                             For the
                                                                                   Period                              Period
                                                                   For the         Oct 21,            For the          Oct. 21,
The following per share data and ratios have been derived        Year Ended       1994+ to          Year Ended        1994+ to
from information provided in the financial statements.            August 31,       Aug. 31,          August 31,        Aug. 31,
                                                              1997         1996      1995        1997         1996      1995

Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period      $9.84      $9.64      $9.19         $9.85      $9.65      $9.19
Operating                                                  ---------  ---------  ---------     ---------  ---------  ---------
Performance:
                     Investment income -- net                    .44        .46        .39           .49        .51        .44
                     Realized and unrealized gain on
                     investments -- net                          .40        .20        .45           .41        .20        .46
                                                           ---------  ---------  ---------     ---------  ---------  ---------
                     Total from investment operations            .84        .66        .84           .90        .71        .90
                                                           ---------  ---------  ---------     ---------  ---------  ---------
                     Less dividends from investment
                     income -- net                              (.44)      (.46)      (.39)         (.49)      (.51)      (.44)
                                                           ---------  ---------  ---------     ---------  ---------  ---------
                     Net asset value, end of period           $10.24      $9.84      $9.64        $10.26      $9.85      $9.65
                                                           =========  =========  =========     =========  =========  =========

Total Investment     Based on net asset value per share         8.74%      6.90%      9.38%++++     9.39%      7.44%      9.99%++++
Return:**                                                  =========   ========= =========     =========  =========  =========

Ratios to Average    Expenses, net of reimbursement             1.24%       1.10%     1.09%*         .74%       .59%       .57%*
Net Assets:                                                =========   ========= =========     =========  =========  =========
                     Expenses                                   1.49%       1.46%     1.49%*         .98%       .95%       .97%*
                                                           =========  =========  =========     =========  =========  =========
                     Investment income -- net                   4.42%      4.59%      4.76%*        4.92%      5.09%      5.33%*
                                                           =========  =========  =========     =========  =========  =========
Supplemental         Net assets, end of period
Data:                (in thousands)                           $5,361     $4,901     $1,778        $4,939     $4,304     $1,845
                                                           =========  =========  =========     =========  =========  =========
                     Portfolio turnover                        67.28%     87.77%     61.53%        67.28%     87.77%     61.53%
                                                           =========  =========  =========     =========  =========  =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of Operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch California Insured Municipal Bond Fund    August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended August 31, 1997, FAM earned fees of $525,625, of which $238,835 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                     Account                Distribution
                 Maintenance Fee                Fee

Class B              0.25%                     0.25%
Class C              0.25%                     0.35%
Class D              0.10%                       --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                     MLFD                      MLPF&S

Class A             $150                      $1,335
Class D             $503                      $3,096

For the year ended August 31, 1997, MLPF&S received contingent deferred sales charges of $133,241 and $1,735 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $60,586,252 and $68,143,623, respectively.

Net realized and unrealized gains as of August 31, 1997 were as follows:

                                 Realized             Unrealized
                                   Gains                Gains

Long-term investments           $1,327,093            $4,837,380
Financial futures contracts         24,631                23,750
                               -----------           -----------
Total                           $1,351,724            $4,861,130
                               ===========           ===========

As of August 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $4,837,380, of which $4,866,392 related to appreciated securities and $29,012 related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $83,789,452.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(8,506,453) and $5,394,929 for the years ended August 31, 1997 and August 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                              Dollar
Ended August 31, 1997              Shares                Amount

Shares sold                       167,842             $1,721,861
Shares issued to shareholders
in reinvestment of dividends       26,473                266,230
                              -----------            -----------
Total issued                      194,315              1,988,091
Shares redeemed                  (422,075)            (4,313,656)
                              -----------            -----------
Net decrease                     (227,760)           $(2,325,565)
                              ===========            ===========

Class A Shares for the Year                              Dollar
Ended August 31, 1996              Shares                Amount

Shares sold                       192,761             $1,890,855
Shares issued to shareholders
in reinvestment of dividends       28,926                285,031
                              -----------            -----------
Total issued                      221,687              2,175,886
Shares redeemed                  (252,553)            (2,492,063)
                              -----------            -----------
Net decrease                      (30,866)             $(316,177)
                              ===========            ===========

Class B Shares for the Year                              Dollar
Ended August 31, 1997              Shares                Amount

Shares sold                       925,806             $9,285,667
Shares issued to shareholders
in reinvestment of dividends      132,283              1,330,133
                              -----------            -----------
Total issued                    1,058,089             10,615,800
Automatic conversion
of shares                         (30,435)              (307,865)
Shares redeemed                (1,712,394)           (17,203,405)
                              -----------            -----------
Net decrease                     (684,740)           $(6,895,470)
                              ===========            ===========

Class B Shares for the Year                              Dollar
Ended August 31, 1996              Shares                Amount

Shares sold                     1,369,886            $13,477,417
Shares issued to shareholders
in reinvestment of dividends      155,360              1,531,776
                              -----------            -----------
Total issued                    1,525,246             15,009,193
Automatic conversion
of shares                         (35,131)              (353,395)
Shares redeemed                (1,469,919)           (14,486,720)
                              -----------            -----------
Net increase                       20,196               $169,078
                              ===========            ===========

Class C Shares for the Year                              Dollar
Ended August 31, 1997              Shares                Amount

Shares sold                       252,747             $2,537,534
Shares issued to shareholders
in reinvestment of dividends       14,024                140,882
                              -----------            -----------
Total issued                      266,771              2,678,416
Shares redeemed                  (241,739)            (2,416,566)
                              -----------            -----------
Net increase                       25,032               $261,850
                              ===========            ===========

Class C Shares for the Year                              Dollar
Ended August 31, 1996              Shares                Amount

Shares sold                       424,343             $4,215,073
Shares issued to shareholders
in reinvestment of dividends       11,412                112,281
                              -----------            -----------
Total issued                      435,755              4,327,354
Shares redeemed                  (121,901)            (1,209,318)
                              -----------            -----------
Net increase                      313,854             $3,118,036
                              ===========            ===========

Class D Shares for the Year                              Dollar
Ended August 31, 1997              Shares                Amount

Shares sold                        59,711               $601,386
Automatic conversion of shares     30,417                307,865
Shares issued to shareholders
in reinvestment of dividends       15,575                156,681
                              -----------            -----------
Total issued                      105,703              1,065,932
Shares redeemed                   (61,225)              (613,200)
                              -----------            -----------
Net increase                       44,478               $452,732
                              ===========            ===========

Class D Shares for the Year                              Dollar
Ended August 31, 1996              Shares                Amount

Shares sold                       263,889             $2,602,675
Automatic conversion
of shares                          35,107                353,395
Shares issued to shareholders
in reinvestment of dividends       10,947                107,791
                              -----------            -----------
Total issued                      309,943              3,063,861
Shares redeemed                   (63,998)              (639,869)
                              -----------            -----------
Net increase                      245,945             $2,423,992
                              ===========            ===========

5. Capital Loss Carryforward:
At August 31, 1997, the Fund had a net capital loss carryforward of approximately $2,594,000, of which $1,578,000 expires in 2003 and $1,016,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch California Insured Municipal
Bond Fund of Merrill Lynch California
Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period February 26, 1993 (commencement of operations) to August 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund during its taxable year ended August 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863